UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-41495	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 614-921-8170

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INLX	NYSE American

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

2023 Annual Meeting of Stockholders

On June 22, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). A total of 4,073,757 shares of Common Stock, par value $.001 per share, were issued and outstanding on April 27, 2023, the record date for the 2023 Annual Meeting, and were entitled to vote thereat, of which 1,787,566 shares were present, in person or by proxy, thus constituting a quorum at the 2023 Annual Meeting.

Set forth below are the voting results on each of the three proposals submitted to and voted upon by the stockholders at the 2023 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2023 Annual Meeting:

Proposal 1:	Election of Directors

The following nominees were elected as directors, each to serve for a term of one year and until his or her successor is duly elected and qualified, by the vote set forth below:

	For	Withheld	Broker Non-Votes
William M. Cooke	1,678,420	698	108,448
James F. DeSocio	1,678,481	637	108,448
Roger Kahn	1,652,943	26,175	108,448
John Guttilla	1,678,481	637	108,448
Stanley P. Jaworski, Jr.	1,655,241	23,877	108,448
Paul Seid	1,678,472	637	108,448

Proposal 2:	Approval of Non-Employee Director Compensation Plan

The adoption and approval of the Intellinetics Inc. 2023 Non-Employee Director Compensation Plan.

For	Against	Abstain	Broker Non-Votes
1,500,142	121,822	57,154	108,448

Proposal 3:	Advisory Vote on Executive Compensation (Say on Pay)

An advisory vote on the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
1,597,344	74,924	6,850	108,448

Proposal 4:	Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment by the Audit Committee of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, by the vote set forth below:

For	Against	Abstain
1,787,007	559	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: June 28, 2023